Property and Equipment, Net (Tables)	6 Months Ended
Jun. 30, 2025
Property and Equipment, Net [Abstract]
Schedule of Property and Equipment, Net

Property and equipment, net, consisted of the following:

	June 30, 2025	December 31, 2024
Building (1)	$965,637	$-
Bakery production equipment	1,163,372	1,155,420
Automobiles	112,593	110,567
Office equipment and furniture	1,031,562	938,252
Leasehold improvements	5,371,867	5,959,894
Subtotal	8,645,031	8,164,133
Less: accumulated depreciation	(3,322,626)	(3,719,660)
Total property and equipment, net	$5,322,405	$4,444,473

(1)	On January 21, 2025, the Company obtained one floor area of a building from its controlling shareholder, Mr. Gang Li, in the settlement of the amount due from him. The acquired property has an original value of $965,637 and a remaining useful life of 20 years. The Company intends to lease out this property which will generate stable rental income for the Company.